SUNAMERICA EQUITY FUNDS

SunAmerica Blue Chip Growth Fund

Supplement to the Prospectus

Dated January 27, 2006

On May 22, 2006, the Board of Trustees of the SunAmerica Blue Chip Growth Fund (the “Fund”) approved amendments to the Fund’s prospectus. In the section titled “Fund Highlights” on page 2 of the prospectus, the disclosure with respect to the Fund presently reads:

Q:	What are the Funds’ investment goals, strategies and techniques?

A:

Fund	Investment Goal	Principal Investment Strategy	Principal Investment Techniques
Blue Chip Growth Fund	capital appreciation	growth	active trading of equity securities of Blue Chip companies that demonstrate the potential for capital appreciation, issued by large-cap companies. At least 80% of the Fund’s net assets plus any borrowing for investment purposes will be invested in Blue Chip companies.

Blue Chip represents common stock of a nationally known company that has a long record of profit growth and dividend payment and reputation for quality management, products and services.

Effective immediately, the above disclosure is deleted and replaced in its entirety with the following:

Q:	What are the Funds’ investment goals, strategies and techniques?

A:

Fund	Investment Goal	Principal Investment Strategy	Principal Investment Techniques
Blue Chip Growth Fund	capital appreciation	growth	active trading of equity securities of Blue Chip companies that demonstrate the potential for capital appreciation. At least 80% of the Fund’s net assets plus any borrowing for investment purposes will be invested in Blue Chip companies.

Blue Chip represents common stock of a nationally known company that is well established in its industry. Such companies will generally have seasoned management, solid financial fundamentals and a leading market position.

Additionally, in the section titled “More Information about the Funds” the Fund’s principal investment technique is amended and restated as follows:

What are the Fund’s principal investment techniques?	• active trading of equity securities of Blue Chip companies that demonstrate the potential for capital appreciation. At least 80% of net assets plus any borrowings for investment purposes will be invested in Blue Chip companies.

RE:   May 31, 2006